Long-term Obligations under Other Financing Arrangements - Schedule of Repayments Due for Obligations under Other Financing Arrangements (Detail) - Seaspan [Member] $ in Millions	Dec. 31, 2019 USD ($)
Leases [Line Items]
2020	$ 134.6
2021	32.0
2022	32.6
2023	33.2
2024	26.2
Thereafter	255.2
Total	$ 513.8